UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST

2020-B

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0001823672)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

(Central Index Key Number: 0001004150)

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to Securities)

(Central Index Key Number: 0001439697)

Delaware	333-231740-04	90-0399122
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

250 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 6.02.	Change of Servicer or Trustee.

On March 15, 2021 (the “Closing Date”), U.S. Bank National Association, a national banking association (the “Successor Indenture Trustee”), acquired the debt servicing and securities custody products businesses of MUFG Union Bank, N.A., a national banking association (the “Retiring Indenture Trustee”). Pursuant to the terms of the indenture (the “Indenture”), dated as of October 14, 2020, between World Omni Automobile Lease Securitization Trust 2020-B (the “Issuing Entity”) and the Retiring Indenture Trustee, as indenture trustee, a copy of which is filed as exhibit 4.1 to the registrant’s current report on Form 8-K, registration file number 333-231740-04, filed with the Commission on October 14, 2020, the Successor Indenture Trustee succeeded to the role of indenture trustee under the Indenture without the need for further action or consent of any party. It has been disclosed to the registrant that the Successor Indenture Trustee and the Retiring Indenture Trustee have entered into an agreement by which the Retiring Indenture Trustee will continue to perform the functions of indenture trustee and related roles under the Indenture and other transaction documents for a period of time to facilitate an orderly transition. The Successor Indenture Trustee currently expects to complete the transition prior to August 2021. The registrant has been notified that the details of such agreement are confidential and otherwise not expected to be made available to the registrant. There are not expected to be any amendments to the material provisions of the Indenture or the other related transaction documents in connection with the change in indenture trustee.

The Successor Indenture Trustee

It is expected that the Successor Indenture Trustee, will act as the indenture trustee, note registrar and note paying agent under the Indenture for the benefit of the noteholders and will also act as the certificate registrar and certificate paying agent under the trust agreement, dated as of October 14, 2020, between U.S. Bank Trust National Association, as owner trustee and World Omni Auto Leasing LLC, as depositor, filed as exhibit 99.1 to the registrant’s current report on Form 8-K, registration file number 333-231740-04, filed with the Commission on October 14, 2020. U.S. Bancorp, with total assets exceeding $554 billion as of December 31, 2020, is the parent company of the Successor Indenture Trustee, and the fifth largest commercial bank in the United States. As of December 31, 2020, U.S. Bancorp served approximately 18 million customers and operated over 2,400 branch offices in 26 states. A network of specialized U.S. Bancorp offices across the nation provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, and institutions.

The Successor Indenture Trustee has one of the largest corporate trust businesses in the country with office locations in 48 domestic and 2 international cities. The Indenture will be administered from the Successor Indenture Trustee's corporate trust office located at 190 South LaSalle Street, 7th Floor, Chicago, IL 60603.

The Successor Indenture Trustee has provided corporate trust services since 1924. As of December 31, 2020, it was acting as trustee with respect to over 107,000 issuances of securities with an aggregate outstanding principal balance of over $4.7 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

The Successor Indenture Trustee will make each monthly statement available to the noteholders via its internet website at https://pivot.usbank.com. Noteholders with questions may direct them to the Successor Indenture Trustee's bondholder services group at (800) 934-6802.

As of December 31, 2020, the Successor Indenture Trustee (and its affiliate U.S. Bank Trust National Association) was acting as indenture trustee, registrar and paying agent on 162 issuances of automobile receivables-backed securities with an outstanding aggregate principal balance of approximately $71,956,400,000.

The Successor Indenture Trustee’s liability in connection with the notes is limited solely to the express obligations of the indenture trustee described in the transaction documents.

Duties and Responsibilities of Successor Indenture Trustee and Events of Default

If no event of default or servicer default has occurred, the Successor Indenture Trustee is only required to perform those duties required to be performed by it under the express terms of the Indenture. Such duties in addition to making distributions to the noteholders generally include the receipt and posting of the various certificates, reports or other instruments required to be furnished or delivered to the Successor Indenture Trustee pursuant to the terms of the Indenture, in addition to any other requirements specifically required under the Indenture and the Trust Indenture Act of 1939. The Successor Indenture Trustee will generally not be charged with knowledge of a failure by the servicer to perform its duties under the transaction documents, which failure may constitute an event of default or servicer default, unless it has obtained written notice or actual knowledge of such failure. The Successor Indenture Trustee will be under no obligations to exercise any of the rights or powers vested in it by the Indenture or to institute, conduct or defend any litigation under the Indenture or in relation thereto at the request, order or direction of any of the noteholders, unless those noteholders have offered to the Successor Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by the it in connection with the exercise of those rights. No noteholder has any right under the Indenture to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver unless certain enumerated conditions set forth in the Indenture have been met.

During the occurrence and continuation of any event of default, the Successor Indenture Trustee or the holders of at least a majority of the outstanding principal amount of the controlling securities may declare the principal of the notes, together with accrued and unpaid interest thereon through the date of acceleration, to be immediately due and payable by a notice in writing to the Issuing Entity. This declaration may be rescinded by the holders of at least a majority of the aggregate outstanding principal amount of the controlling securities before a judgment or decree for payment of the amount due has been obtained by the Successor Indenture Trustee if, (i) the Issuing Entity has deposited with the Successor Indenture Trustee an amount sufficient to pay (1) all interest on and principal of the notes as if the event of default giving rise to that declaration had not occurred and (2) all reasonable amounts previously advanced by the Successor Indenture Trustee and its reasonable costs and expenses, and (ii) all events of default—other than the nonpayment of principal of the notes that has become due solely due to that acceleration—have been cured or waived.

Subject to certain limitations, at any time prior to the declaration of the acceleration of the maturity of the notes, noteholders holding not less than a majority of the aggregate outstanding principal amount of the controlling securities, may waive any event of default and its consequences by giving written notice to the Issuing Entity and the Successor Indenture Trustee.

Further, subject to certain limitations, if the notes have been declared due and payable following an event of default, the Successor Indenture Trustee may or at the direction of holders of at least a majority of the outstanding principal amount of the controlling securities will institute proceedings to collect amounts due, exercise remedies as a secured party, including foreclosure or sale of the Issuing Entity property, or elect to maintain the Issuing Entity property and continue to apply proceeds from the Issuing Entity property as if there had been no declaration of acceleration.

Subject to certain exceptions and limitations such as priority, subordination and force majeure, events of defaults under the Indenture include but are not limited to, (i) a default for five business days or more in the payment of interest on any note when the same becomes due and payable, (ii) a default in the payment of principal of a note when the same becomes due and payable, to the extent funds are available therefor, or on the related final scheduled payment date or the redemption date, (iii) a default in the observance or performance of any covenant or agreement of the Issuing Entity in the Indenture, or any representation or warranty of the Issuing Entity made in the Indenture or any related certificate or writing delivered pursuant to the Indenture proves to have been incorrect in any material respect at the time made, which default or inaccuracy materially and adversely affects the interests of the noteholders, and the continuation of that default or inaccuracy for a period of 60 days after written notice thereof is given to the Issuing Entity by the Indenture Trustee or to the Issuing Entity and the Indenture Trustee by the holders of not less than a majority of the outstanding principal amount of the controlling securities (excluding any notes not deemed to be outstanding for purposes of counting votes under the Indenture) and (iv) the occurrence of certain events (which, if involuntary, remain unstayed for more than 90 days) of bankruptcy, insolvency, receivership or liquidation of the Issuing Entity.

The Issuing Entity is obligated to promptly deliver to the Indenture Trustee and each rating agency written notice in the form of an officer’s certificate of any event of default, its status and what action the Issuing Entity is taking or proposes to take with respect thereto.

Indemnification of Successor Indenture Trustee

Under the terms of the Indenture and the other transaction documents, in addition to the compensation of the indenture trustee under the Indenture, the Successor Indenture Trustee will be entitled to reimbursement for all reasonable and documented out-of-pocket expenses, advances and disbursements incurred or made by it in connection with the performance of its duties as indenture trustee and indemnification for any and all loss, liability, claim, damage or expense (including reasonable attorneys’ fees and reasonable expenses) it incurs in connection with the administration of the Issuing Entity or the performance of its duties as indenture trustee. In the event the notes are declared to be due and payable following the occurrence of an event of default under the Indenture, available funds will be used to pay any amounts owed to the Successor Indenture Trustee in the order of priority described in the Indenture.

The Successor Indenture Trustee will not be indemnified by the administrator, the Issuing Entity, the depositor or the servicer against any loss, liability or expense incurred by it through its own willful misconduct, negligence or bad faith, except that the Successor Indenture Trustee shall not be liable (i) for any error of judgment made by it in good faith unless it is proved that the Successor Indenture Trustee was negligent in ascertaining the pertinent facts, (ii) with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from the noteholders in accordance with the terms of the Indenture and (iii) for interest on any money received by it except as the Successor Indenture Trustee and the Issuing Entity may agree in writing.

Appointment, Resignation and Removal of Successor Indenture Trustee

Under the terms of the Indenture, upon the consummation of the sale on the Closing Date, U.S. Bank National Association succeeded to the role of indenture trustee under the transaction documents without the need for further action or consent of any party subject only to the condition that the Successor Indenture Trustee is otherwise qualified under the terms of the Indenture. The Successor Indenture Trustee must satisfy certain eligibility criteria, including having at all times a combined capital and surplus of at least $50,000,000, having time deposits rated at least F-1 or A by Fitch Ratings, Inc. and Prime-1 by Moody’s Investors Service, Inc. and satisfying the requirements of Section 310(a) of the Trust Indenture Act. Based on information known to the registrant, it is believed that the Successor Indenture Trustee satisfies these requirements. Further, notice of the sale transaction and succession of U.S. Bank National Association to the role of indenture trustee was provided to all applicable rating agencies. While notice to the rating agencies of the sale transaction is a requirement of the Indenture, no rating agency condition is otherwise required to be satisfied in connection with the sale and trustee succession. Nonetheless, none of the rating agencies has notified the depositor that the change in indenture trustee would in and of itself result in a downgrade of any outstanding series of notes.

The Successor Indenture Trustee may resign at any time by giving notice to the Issuing Entity. The noteholders holding at least a majority of the principal amount of notes may remove the Indenture Trustee without cause by providing 30 days’ prior written notice to the Successor Indenture Trustee and the depositor, and following that removal may appoint a successor indenture trustee. The Successor Indenture Trustee may be removed by the Issuing Entity at any time if the Successor Indenture Trustee fails to comply with certain requirements set forth in the Indenture, is adjudged bankrupt or insolvent, commences a voluntary case under any bankruptcy laws or is otherwise incapable of legally acting under the transaction documents. The Successor Indenture Trustee is also required to resign in the event of a conflict of interest under the Trust Indenture Act of 1939.

Neither the administrator nor the Issuing Entity will bear any costs directly related to the sale transaction between the Retiring Indenture Trustee and the Successor Indenture Trustee. However, under the terms of the Indenture, notwithstanding the replacement of the Retiring Indenture Trustee pursuant to the Indenture, the Retiring Indenture Trustee will be entitled to payment or reimbursement of such amounts as such person is entitled pursuant to the Indenture. Costs incurred directly under the Indenture in connection with the removal and replacement of an outgoing indenture trustee are generally borne by the administrator on behalf of the Issuing Entity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO LEASING LLC
(Depositor)

Dated: March 19, 2021	By:	/s/ Ronald J. Virtue
	Name:	Ronald J. Virtue
	Its:	Assistant Treasurer